SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: April 17, 2001


                (Date of earliest event reported: April 10, 2001)


                              TekInsight.com, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-11568                  95-4228470
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(State or other jurisdiction          (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)


18881 Von Karman Avenue, Suite 250          Irvine, CA             92612
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (949) 955-0078
                                                   --------------


                                       N/A
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          (Former name or former address, if changed since last report)

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                                      -2-

Item 5.       OTHER INFORMATION

         On April 10, 2001, TekInsight.com, Inc. announced that the price of its publicly-traded Class A Warrants was reduced from $3.30 per share to $2.00 per share.

         On April 10, 2001, TekInsight.com, Inc. also announced that it has completed a private placement of 1,900,000 shares of Common Stock for aggregate gross proceeds of $1,900,000, or $1.00 per share, subject to the grant of customary registration rights with respect to future resales of the shares purchased.



Item 7.       EXHIBITS

         10.1 Third Amended Warrant Agreement, dated as of April 10, 2001 between TekInsight.com, Inc. and American Stock Transfer
                  & Trust Company.

         99.1     Press release dated April 10, 2001.



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                                      -3-


                                  EXHIBIT INDEX

 Exhibit Number                Exhibit Name
 --------------                ------------

 10.1 Third Amended Warrant Agreement, dated as of April 10, 2001 between TekInsight.com, Inc. and American Stock Transfer & Trust Company.

 99.1                          Press release dated April 10, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     April 10, 2001           TEKINSIGHT.COM, INC.


                                    By:/s/James Linesch
                                    -----------------------------------------
                                     James Linesch
                                     Executive Vice President